UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): April 30, 2016

QKL STORES INC.

(Exact name of registrant as specified in charter)

Delaware	033-10893	75-2180652
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4 Nanreyuan Street

Dongfeng Road

Sartu District

163300 Daqing, PRC

(Address Of Principal Executive Offices) (Zip Code)

(011) 86-459-460-7825

(Registrant’s Telephone Number, Including Area Code)

_____________________________________

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

QKL Stores, Inc. (the “Company”) was notified that, effective April 30, 2016, AWC (CPA) Limited (“AWC”) merged (the “Merger”) with Dominic K.F. Chan & Co (“DKFC”) and formed DCAW (CPA) Limited (“DCAW”), which is registered with the Public Company Accounting Oversight Board (PCAOB).

As a result of the Merger, AWC resigned as the Company’s independent registered public accounting firm on April 30, 2016. On May 6, 2016, the Company engaged DCAW (CPA) Limited as its independent registered public accounting firm. The engagement of DCAW was approved by the Company’s board of directors on May 6, 2016.

The audit reports of AWC on the financial statements of the Company as of and for the years ended December 31, 2015 and 2014 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles but modified to a going concern.

In connection with the audits of the Company’s financial statements for the fiscal years ended December 31, 2015 and 2014 and through the date of this Current Report, there were: (i) no disagreements with AWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of AWC, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, and (ii) no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through May 6, 2016, neither the Company nor anyone on its behalf consulted with DCAW regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that DCAW concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions, or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

AWC furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not AWC agrees with the statements made therein. A copy of such letter, dated May 6, 2016, furnished by AWC is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1 Letter of AWC (CPA) Limited dated May 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QKL STORES INC.

By:	/s/ Zhuangyi Wang
Name: Title:	Zhuangyi Wang Chief Executive Officer

Date: May 6, 2016